UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 12, 2002


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


             000-25677                                   51-0384117
     (Commission File Number)               (I.R.S. Employer Identification No.)



                            1620 - 400 BURRARD STREET
                  VANCOUVER, BRITISH COLUMBIA V6C 3A6, CANADA
                    (Address of principal executive offices)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)

                            STEFAN-GEORGE-RING 19-23
                              81929 MUNICH, GERMANY
          (Former name or former address, if changed since last report)




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ITEM  5.     OTHER  EVENTS.

SETTLEMENT  AGREEMENT

Cybernet Internet Services International, Inc. (the "Registrant"), MFC Bancorp Ltd. ("MFC"), Andreas Eder and Paolo di Fraia entered into an agreement dated for reference March 12, 2002 (the "Settlement Agreement") pursuant to which the parties settled various outstanding matters, including those related to the nomination for election by MFC of certain persons to the Registrant's board of directors at the meeting of stockholders held on March 12, 2002 (the "Stockholders' Meeting").

Prior to the Stockholders' Meeting, the Registrant at a duly convened meeting of its then existing board of directors approved by way of a unanimous resolution of the nomination and election to the board of all MFC nominees at the Stockholders' Meeting.

Under the Settlement Agreement, the Registrant agreed, among other things, together with MFC, Ventegis Capital AG and Holger Timm (collectively, the "Shareholders Group") pursuant to the terms of a mutual release dated March 12, 2002, to release Dr. di Fraia and certain directors (the "Participating Directors") from all claims arising out of service to the Registrant by the Participating Directors. In addition, pursuant to the terms of the mutual release, the Registrant agreed together with the Participating Directors to release the Shareholders Group from all claims arising out of their involvement with the Registrant.

Under the Settlement Agreement, Mr. Eder and Dr. di Fraia each severally agreed with the Registrant, among other things, that all employment arrangements between the Registrant, its subsidiaries and each of them would be amended pursuant to the terms of termination agreements dated March 12, 2002. In connection therewith, the Registrant agreed, among other things, to deposit into an escrow account in favour of Mr. Eder and Dr. di Fraia an amount equal to Euro 115,000 and Euro 82,500, respectively. In addition, under the terms of the Settlement Agreement, the Registrant agreed to make certain other payments and to deposit them into an escrow account.

Under the terms of the Settlement Agreement, MFC agreed, among other things, to arrange a revolving term credit facility for the Registrant for, among other things, to fund working capital and certain stipulated payments to be made pursuant to the Settlement Agreement.

The foregoing summary of the material provisions of the Settlement Agreement is not complete and is qualified in its entirety by reference to the Settlement Agreement attached hereto.


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CREDIT  FACILITY  AGREEMENT

The Registrant has entered into a credit facility agreement with MFC Merchant Bank S.A. (as lender) and 636892 B.C. Ltd. (as security agent on behalf of the lender) as of March 12, 2002 (the "Credit Facility Agreement") pursuant to which the lender agreed to make available to the Registrant in accordance with, and subject to the terms and conditions of, the Credit Facility Agreement, a revolving term credit facility in the aggregate principal amount of up to Euro
7.0  million,  available  under  three  tranches  as  follows:

   (a) Euro 949,000 under the first tranche to be used for the purpose of making stipulated payments pursuant to the Settlement Agreement and the payment of financing fees and expenses pursuant to the Credit Facility Agreement;

   (b) Euro 1,500,000 under the second tranche to be used by the Registrant for the sole purpose of financing its working capital and general corporate requirements; and

   (c) Euro 4,551,000 under the third tranche to be used for the sole purpose of restructuring the Registrant's current indebtedness and, in connection therewith, financing its working capital requirements.

The credit facility bears interest at 14% per annum and has a term of one year to be paid or repaid on the earlier of March 12, 2003 (which date the lender may extend at its sole option for additional periods of 12 months per extension) and the occurrence of an event of default as set out in the Credit Facility Agreement.

As continuing security for the performance of all of the Registrant's obligations under the credit facility, the Registrant pledged certain securities held by it in certain of its subsidiary companies or companies in which the Registrant has an interest and provided a security interest in all of its right, title and interest in and to presently owned or held and after acquired personal property, assets and undertakings (other than real property) and all proceeds thereof and therefrom.

The advancement of funds under the credit facility is subject to certain conditions precedent, including, but not limited to, the Registrant's representations and warranties in the Credit Facility Agreement and related documents being true and correct and there being no event that has occurred or is continuing or that would result from such an advance of funds under the credit facility that constitutes or would constitute a default or an event of default under the terms of the Credit Facility Agreement. In addition, the advancement of funds under the second and third tranche is subject to supplemental conditions precedent.

The credit facility contains various covenants restricting, among other things, the Registrant's ability to incur indebtedness, merge or dispose of assets, and make distributions, loans and investments.

Events of default under the credit facility are customary for facilities of this type, including, but not limited to, the failure to pay principal and interest as it becomes due, the failure to perform certain covenants and the occurrence of a change of control with respect to the Registrant or any of its subsidiaries.

The Credit Facility Agreement and the transactions contemplated thereby were unanimously approved by a quorum of the board of directors existing prior to the Stockholders' Meeting.

The foregoing summary of the material provisions of the Credit Facility Agreement is not complete and is qualified in its entirety by reference to the Credit Facility Agreement attached hereto.

STOCKHOLDERS'  MEETING

The Registrant's Stockholders' Meeting was held on March 12, 2002. Immediately prior to the Stockholders' Meeting, Michael J. Smith and Eduard Seligman were appointed as Class B directors of the Registrant to fill the Class B director vacancies. In addition, prior to the Stockholders' Meeting, a quorum of the then existing board of directors unanimously approved the nominations for election of Roy Zanatta and Greg Elderkin as Class B directors, and Michael J. Smith and Eduard Seligman as Class C directors at the Stockholders' Meeting.

At the Stockholders' Meeting, Roy Zanatta and Greg Elderkin were duly elected as Class B directors and Michael J. Smith and Eduard Seligman were elected as Class C directors of the Registrant.

On March 12, 2002, after the Stockholders' Meeting, the Registrant's board of directors appointed Slobodan Andjic as a Class A director to fill one of the two Class A director vacancies and appointed Michael J. Smith as President and Chief Executive Officer and Roy Zanatta as Secretary and Treasurer of the Registrant.

EXECUTIVE  OFFICE  RELOCATION

The principal executive office of the Registrant has been relocated to Suite 1620, 400 Burrard Street, Vancouver, British Columbia, Canada.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits.

     EXHIBIT  NO.    DESCRIPTION
     ------------    -----------

         10.1 Settlement Agreement dated for reference March 12, 2002 among Cybernet Internet Services International, Inc., MFC Bancorp Ltd., Andreas Eder and Paolo di Fraia.

         10.2 Credit Facility Agreement dated for reference March 12, 2002 among MFC Merchant Bank S.A., Cybernet Internet Services International, Inc. and 636892 B.C. Ltd.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           CYBERNET  INTERNET  SERVICES
                                           INTERNATIONAL,  INC.


                                           /s/ Michael J. Smith
                                           -------------------------------------
                                           Michael  J.  Smith
                                           President and Chief Executive Officer


Date:  March 27, 2002

                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX





EXHIBIT NUMBER    DESCRIPTION
--------------    ------------
     10.1         Settlement Agreement dated for reference March 12, 2002 among
                  Cybernet Internet Services International, Inc., MFC Bancorp
                  Ltd, Andreas Eder and Paolo di Fraia.

     10.2 Credit Facility Agreement dated for reference March 12, 2002 among MFC Merchant Bank S.A., Cybernet Internet Services International Inc. and 636892 B.C. Ltd.


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